Exhibit 99.1

For Immediate Release
For Further Information, Contact
Brian Arsenault, SVP, Investor Relations
(207) 761-8517
barsenault@banknorth.com

Banknorth Reports Record Quarterly Earnings

(Third Quarter Earnings Conference Call at 1:30 p.m. Eastern Time today, October 16, 2003. Dial-in number for USA and Canada is 800 901-5241. International dial-in number is 617 786-2963. Passcode for both numbers is 10986982. Replay number for USA and Canada is 888 286-8010. International dial-in number is 617 801-6888. Replay passcode is 27745454. Live webcast and webcast replay available at www.banknorth.com, Investor Relations.)

Portland, Maine, October 16, 2003 – Banknorth Group, Inc. (NYSE: BNK) today reported record quarterly net income of $90.3 million for the third quarter ended September 30, 2003, up 17% from net income of $76.9 million for the third quarter a year ago. On a per diluted share basis, net income rose 8% to 55 cents for the third quarter of 2003 from 51 cents for the third quarter of 2002.

For the nine months ended September 30, 2003, net income was also up 17% over the first nine months of last year, to $259.2 million from $221.5 million. On a per diluted share basis, earnings for the first nine months of 2003 rose 7%, to $1.59 from $1.48 for the first nine months of 2002.

“Strong commercial and consumer loan growth and fee income growth coupled with solid expense control resulted in a record quarter in challenging economic times,” said William J. Ryan, Banknorth Chairman, President and Chief Executive Officer.

The Company indicated that it continues to be comfortable with the consensus earnings estimate of $2.18, exclusive of merger and consolidation charges, for 2003. For 2004, the Company indicated it was more comfortable with estimated earnings increases in the high single digits than those estimates above 10%.

2

Consumer loans and leases and commercial real estate loans at September 30, 2003 increased by more than 20% over the levels at September 30, 2002. Exclusive of acquisitions, consumer loans and leases increased 8% and commercial real estate loans increased 12%. Commercial business loans and leases were up 14% at September 30, 2003 over September 30, 2002, and increased 8% exclusive of acquisitions.

The loan growth helped offset a decline in the Company’s net interest margin to 3.63% for the three months ended September 30, 2003, as compared to 4.03% for the three months ended September 30, 2002. The margin also declined from 3.71% for the previous quarter, reflecting in part the continuing low interest rate environment resulting in accelerated loan prepayments and the most recent interest rate reduction by the Federal Reserve Board.

Several categories of fee income increased by double digits for the three months ended September 30, 2003 as compared to the three months ended September 30, 2002. Noninterest income rose to 28.9% of total income for the quarter ended September 30, 2003, up from 24.5% for the quarter ended September 30, 2002.

By comparison to an overall 35% increase in noninterest income, noninterest expenses increased by only 7% for the three months ended September 30, 2003 as compared to the quarter ended September 30, 2002.

Total deposits at September 30, 2003 increased by 17% over the levels at September 30, 2002, and increased 10% exclusive of acquisitions and certificates of deposit.

Asset quality remained sound with nonperforming assets to total assets, nonperforming loans to total loans and net charge-offs to average loans in the third quarter of 2003 all lower than levels for the third quarter of 2002. Nonperforming assets to total assets and nonperforming loans to total loans for the third quarter increased slightly over the second quarter, from 0.25% to 0.27% and from 0.39% to 0.42%, respectively, but net charge-offs to average loans were down from 0.25% to 0.20%. Net charge-offs were $8.2 million for the third quarter as compared to $9.9 million in the previous quarter.

At September 30, 2003, the Company’s Tier 1 leverage capital ratio was 6.56%, its total risk based capital ratio was 11.30% and its ratio of tangible equity to tangible assets was 5.46%. All three capital ratios were higher than the previous quarter. Shareholders’ equity at September 30, 2003 was $2.5 billion, up from $1.9 billion at September 30, 2002.

Banknorth Group, headquartered in Portland, Maine, is one of the country’s 35 largest commercial banking companies with $25.7 billion in assets. The Company’s banking subsidiary, Banknorth, N.A., operates banking divisions in Connecticut (Banknorth Connecticut); Maine (Peoples Heritage Bank); Massachusetts (Banknorth

3

Massachusetts); New Hampshire (Bank of New Hampshire); New York (Evergreen Bank); and Vermont (Banknorth Vermont). The Company and Banknorth, N.A. also operate subsidiaries and divisions in insurance, money management, merchant services, mortgage banking, government banking and other financial services and offers investment products in association with PrimeVest Financial Services, Inc. The Company’s website is at www.banknorth.com.

Note: This news release contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company’s management uses these non-GAAP measures in its analysis of the Company’s performance. These measures typically adjust GAAP performance measures to exclude the effects of charges and expenses related to the consummation of mergers and acquisitions and costs related to the integration of merged entities, as well as the amortization of intangible assets in the case of “cash basis” performance measures. These non-GAAP measures also may exclude other significant gains or losses that are unusual in nature, such as security gains and prepayment penalties. Because these items and their impact on the Company’s performance are difficult to predict, management believes that presentations of financial measures excluding the impact of these items provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s core businesses. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies.

This news release contains certain forward-looking statements with respect to the financial condition, results of operations and business of Banknorth. Forward-looking statements are subject to various factors which could cause actual results to differ materially from these estimates. These factors include, but are not limited, to, changes in general economic conditions, interest rates, deposit flows, loan demand, competition, legislation or regulation and accounting principles, policies or guidelines, as well as other economic, competitive, governmental, regulatory and accounting and technological factors affecting Banknorth’s operations. In addition, acquisitions may result in large one-time charges to income, may not produce revenue enhancements or cost savings at levels or within time frames originally anticipated and may result in unforeseen integration difficulties. Investors are encouraged to access Banknorth’s periodic reports filed with the Securities and Exchange Commission for financial and business information regarding Banknorth, including information which could affect Banknorth’s forward-looking statements.

Banknorth Group, Inc. and Subsidiaries
CONSOLIDATED BALANCE SHEETS (Unaudited)

	September 30,	September 30,	%	June 30,	%

(In thousands)	2003	2002	Change	2003	Change

Cash and due from banks	$559,056	$633,455	-12%	$661,103	-15%
Federal funds sold and other short-term investments	31,645	5,883	438%	2,968	966%
Securities available for sale	6,938,938	6,483,010	7%	6,992,917	-1%
Securities held to maturity	141,626	253,131	-44%	166,239	-15%

Loans and leases held for sale	74,696	76,399	-2%	92,795	-20%
Loans and leases:
Residential real estate mortgages	2,702,895	2,646,432	2%	2,852,991	-5%
Commercial real estate mortgages	5,310,179	4,426,120	20%	5,140,130	3%
Commercial business loans and leases	3,265,795	2,872,191	14%	3,229,718	1%
Consumer loans and leases	4,646,983	3,786,794	23%	4,510,473	3%

Total loans and leases	15,925,852	13,731,537	16%	15,733,312	1%
Less: Allowance for loan and lease losses	229,581	201,689	14%	227,240	1%

Loans and leases, net	15,696,271	13,529,848	16%	15,506,072	1%

Premises and equipment	264,752	266,170	-1%	271,124	-2%
Goodwill	1,094,334	569,814	92%	1,092,345	0%
Identifiable intangible assets	37,340	31,595	18%	38,986	-4%
Mortgage servicing rights	3,802	5,202	-27%	2,973	28%
Bank owned life insurance	482,255	374,880	29%	476,470	1%
Other assets	416,222	316,753	31%	446,118	-7%

	$25,740,937	$22,546,140	14%	$25,750,110	0%

Liabilities & Shareholders’ Equity
Deposits:
Regular savings	$2,473,397	$1,835,688	35%	$2,472,816	0%
Retail money market and NOW accounts	6,922,924	5,769,357	20%	6,759,000	2%
Retail certificates of deposit	4,943,292	4,749,210	4%	5,122,392	-3%
Brokered deposits	—	32,532	-100%	—	0%
Noninterest bearing deposits	3,444,084	2,855,122	21%	3,340,408	3%

Total deposits	17,783,697	15,241,909	17%	17,694,616	1%

Borrowings from the Federal Home Loan Bank	1,557,622	2,482,180	-37%	1,634,507	-5%
Federal funds purchased and securities sold under repurchase agreements	2,740,809	2,081,269	32%	2,610,493	5%
Subordinated debt and senior notes	359,172	200,000	80%	362,942	-1%
Other borrowings	7,309	103,030	-93%	8,758	-17%
Company obligated, mandatorily redeemable securities of subsidiary trusts holding solely parent junior subordinated debentures	295,056	295,056	0%	295,056	0%
Other liabilities	521,692	218,537	139%	679,987	-23%

Total liabilities	23,265,357	20,621,981	13%	23,286,359	0%

Shareholders’ equity	2,475,580	1,924,159	29%	2,463,751	0%

	$25,740,937	$22,546,140	14%	$25,750,110	0%

Banknorth Group, Inc. and Subsidiaries
CONSOLIDATED STATEMENTS OF EARNINGS (Unaudited)

(In thousands, except per share data)	Nine months Ended September 30,			Three Months Ended September 30,
			%			%
	2003	2002	Change	2003	2002	Change

Interest and dividend income	$902,555	$928,549	-3%	$290,750	$313,157	-7%
Interest expense	275,012	331,594	-17%	80,918	112,161	-28%

Net interest income	627,543	596,955	5%	209,832	200,996	4%
Provision for loan and lease losses	31,901	33,486	-5%	10,500	10,829	-3%

Net interest income after provision for loan and lease losses	595,642	563,469	6%	199,332	190,167	5%

Noninterest income:
Deposit services	71,441	59,712	20%	25,167	20,816	21%
Insurance brokerage commissions	34,235	31,885	7%	10,930	11,670	-6%
Merchant and electronic banking income, net	31,235	27,267	15%	11,115	10,108	10%
Trust and investment management services	23,486	24,587	-4%	8,178	7,791	5%
Bank owned life insurance	16,952	14,477	17%	5,785	5,107	13%
Investment planning services	10,928	8,452	29%	3,761	2,770	36%
Net gains on sales of securities	39,778	578	NM	3,573	208	NM
Other noninterest income	54,668	23,109	137%	20,147	7,035	186%

	282,723	190,067	49%	88,656	65,505	35%

Noninterest expense:
Salaries and employee benefits	245,170	230,763	6%	82,230	79,718	3%
Occupancy and equipment expense	79,928	67,622	18%	26,188	22,701	15%
Data processing	31,059	30,188	3%	10,466	9,763	7%
Advertising and marketing	16,569	12,515	32%	5,553	4,301	29%
Amortization of identifiable intangible assets	6,622	4,422	50%	2,320	1,684	38%
Merger and consolidation costs (1)	6,788	11,433	-41%	808	2,168	-63%
Prepayment penalties on borrowings	30,490	—	NM	—	—	NM
Other noninterest expense	68,968	64,322	7%	24,082	21,242	13%

	485,594	421,265	15%	151,647	141,577	7%

Income before income tax expense	392,771	332,271	18%	136,341	114,095	19%
Income tax expense	133,574	110,771	21%	46,063	37,233	24%

Net Income	$259,197	$221,500	17%	$90,278	$76,862	17%

Weighted average shares outstanding:
Basic	160,498	148,208	8%	161,517	148,099	9%
Diluted	162,789	149,935	9%	164,446	149,662	10%
Earnings per share:
Basic	$1.61	$1.49	8%	$0.56	$0.52	8%
Diluted	1.59	1.48	7%	0.55	0.51	8%

(1) Merger and consolidation costs on a net of tax basis:	$4,419	$7,441		$525	$1,410
Per diluted share:	0.03	0.05		—	$0.01

NM — calculated % change is not meaningful

Banknorth Group, Inc. and Subsidiaries
SELECTED FINANCIAL HIGHLIGHTS (Unaudited)

(In thousands, except per share data)
	Nine months Ended September 30,			Three Months Ended September 30,
			%			%
	2003	2002	Change	2003	2002	Change

Net interest income	$627,543	$596,955	5%	$209,832	$200,996	4%
Net income	$259,197	$221,500	17%	$90,278	$76,862	17%
Shares outstanding (end of period)	161,543	147,937	9%	161,543	147,937	9%
Weighted average shares outstanding:
Basic	160,498	148,208	8%	161,517	148,099	9%
Diluted	162,789	149,935	9%	164,446	149,662	10%

Earnings per share:
Basic	$1.61	$1.49	8%	$0.56	$0.52	8%
Diluted	$1.59	$1.48	7%	$0.55	$0.51	8%

Shareholders’ equity, (end of period)	$2,475,580	$1,924,158	29%	$2,475,580	$1,924,158	29%
Book value per share, (end of period)	$15.32	$13.01	18%	$15.32	$13.01	18%
Tangible book value per share, (end of period)	$8.32	$8.94	-7%	$8.32	$8.94	-7%

RATIOS & OTHER INFORMATION:			Nominal Inc/(Dec)			Nominal Inc/(Dec)

Net interest margin (net interest income as a % of average earning assets) (1)	3.67%	4.14%	-0.47%	3.63%	4.03%	-0.40%
Net interest spread (yield on earning assets minus yield on interest-bearing liabilities) (1)	3.40%	3.75%	-0.35%	3.39%	3.64%	-0.25%

Return on average assets	1.36%	1.41%	-0.05%	1.39%	1.40%	-0.01%
Return on average equity	14.45%	16.46%	-2.01%	14.85%	16.25%	-1.40%

Noninterest income as a percent of total income (2)	27.91%	24.09%	3.82%	28.85%	24.52%	4.33%

At period end:
Tier 1 leverage capital ratio	6.56%	7.21%	-0.65%	6.56%	7.21%	-0.65%
Tangible equity/tangible assets	5.46%	6.03%	-0.57%	5.46%	6.03%	-0.57%

Total risk based capital ratio	11.30%	12.28%	-0.98%	11.30%	12.28%	-0.98%
Non-performing loans	$66,725	$64,873	3%	$66,725	$64,873	3%

Total non-performing assets	$70,357	$68,772	2%	$70,357	$68,772	2%
Non-performing loans as a % of total loans	0.42%	0.47%	-0.05%	0.42%	0.47%	-0.05%
Non-performing assets as a % of total assets	0.27%	0.31%	-0.04%	0.27%	0.31%	-0.04%

Full service banking offices	357	321		357	321

EARNINGS AND RATIOS EXCLUDING CERTAIN ITEMS (Non-GAAP Financial Information):

Non-interest expense (3)	$448,315	$409,832	9%	$150,839	$139,409	8%

Return on average assets (4)	1.38%	1.45%	-0.07%	1.40%	1.42%	-0.02%
Cash return on average tangible assets (4) (5)	1.47%	1.51%	-0.04%	1.48%	1.48%	0.00%

Return on average equity (4)	14.69%	17.01%	-2.32%	14.93%	16.55%	-1.62%
Cash return on average tangible equity (4) (5)	26.83%	23.63%	3.20%	28.63%	23.24%	5.39%

Efficiency ratio (6)	51.50%	52.11%	-0.61%	51.15%	52.35%	-1.20%
Cash efficiency ratio (7)	50.74%	51.55%	-0.81%	50.36%	51.72%	-1.36%

(1)	Adjusted to fully taxable equivalent basis.

(2)	Excludes securities gains/(losses).

(3)	Excludes pre-tax merger and consolidation costs and prepayment penalties on borrowings.

(4)	Excludes merger and consolidation costs, net of related tax benefits.

(5)	Cash ratios reflect an adjustment to add back the amortization of intangible assets, net of related tax benefits.

(6)	Excludes securities gains/(losses), prepayment penalties on borrowings, and merger and consolidation costs.

(7)	Excludes securities gains/(losses), prepayment penalties on borrowings, merger and consolidation costs, and amortization of intangible assets.

Banknorth Group, Inc. and Subsidiaries
CONSOLIDATED AVERAGE BALANCE SHEETS (Unaudited)

	Three Months Ended September 30,

	2003		2002

	Average	Yield/	Average	Yield/
(Dollars in Thousands)	Balance	Rate	Balance	Rate

Assets

Loans and leases (1)
Residential real estate mortgages	$2,852,568	5.43%	$2,657,333	6.65%
Commercial real estate mortgages	5,263,002	5.88%	4,347,508	6.86%
Commercial loans and leases	3,216,254	5.04%	2,754,430	5.81%
Consumer loans and leases	4,577,421	5.43%	3,662,187	6.78%

	15,909,245	5.50%	13,421,458	6.58%
Securities	7,270,800	3.96%	6,487,448	5.64%
Federal funds sold and other short-term investments	16,113	1.36%	118,281	1.71%

Total earning assets	23,196,158	5.02%	20,027,187	6.25%

Bank owned life insurance	478,572		371,552
Noninterest-earning assets	2,139,519		1,399,012

Total assets	$25,814,249		$21,797,751

Liabilities & Shareholders’ Equity

Interest-bearing deposits:
Regular savings	$2,474,169	0.40%	$1,773,402	0.94%
Retail money market and NOW accounts	6,815,603	0.80%	5,608,231	1.53%
Retail certificates of deposit	5,053,277	2.27%	4,736,817	3.04%
Brokered deposits	—	0.00%	37,000	1.85%

Total interest-bearing deposits	14,343,049	1.25%	12,155,450	2.03%
Borrowed funds	5,407,580	2.63%	4,885,461	4.05%

Total interest-bearing liabilities	19,750,629	1.63%	17,040,911	2.61%
Noninterest bearing deposits	3,388,018		2,684,263
Other liabilities	263,171		196,573
Shareholders’ equity	2,412,431		1,876,004

Total liabilities and shareholders’ equity	$25,814,249		$21,797,751

Net earning assets	$3,445,529		$2,986,276

Net interest income (fully taxable equivalent)	$211,397		$202,233
Less: fully taxable equivalent adjustments	(1,565)		(1,237)

Net interest income	$209,832		$200,996

Net interest rate spread (fully taxable equivalent)		3.39%		3.64%
Net interest margin (fully taxable equivalent)		3.63%		4.03%

(1)	Loans and leases include portfolio loans and leases, loans held for sale and nonperforming loans.

Banknorth Group, Inc. and Subsidiaries
CONSOLIDATED AVERAGE BALANCE SHEETS (Unaudited)

	Nine months Ended September 30,

	2003		2002

	Average	Yield/	Average	Yield/
(Dollars in Thousands)	Balance	Rate	Balance	Rate

Assets
Loans and leases (1)
Residential real estate mortgages	$2,880,776	5.72%	$2,634,050	6.85%
Commercial real estate mortgages	5,084,858	6.16%	4,222,861	7.04%
Commercial loans and leases	3,126,338	5.19%	2,605,746	6.07%
Consumer loans and leases	4,410,562	5.73%	3,577,483	7.05%

	15,502,534	5.76%	13,040,140	6.81%
Securities	7,474,971	4.26%	6,237,668	5.70%
Federal funds sold and other short-term investments	12,922	1.39%	72,133	1.81%

Total earning assets	22,990,427	5.27%	19,349,941	6.43%

Bank owned life insurance	459,049		354,311
Noninterest-earning assets	2,016,447		1,356,848

Total assets	$25,465,923		$21,061,100

Liabilities & Shareholders’ Equity

Interest-bearing deposits:
Regular savings	$2,373,161	0.49%	$1,712,748	0.95%
Retail money market and NOW accounts	6,540,686	0.93%	5,319,602	1.52%
Retail certificates of deposit	5,103,328	2.44%	4,716,914	3.27%
Brokered deposits	—	0.00%	50,348	1.85%

Total interest-bearing deposits	14,017,175	1.40%	11,799,612	2.14%
Borrowed funds	5,710,875	2.99%	4,728,125	4.04%

Total interest-bearing liabilities	19,728,050	1.87%	16,527,737	2.68%
Noninterest bearing deposits	3,132,825		2,551,397
Other liabilities	206,378		182,536
Shareholders’ equity	2,398,670		1,799,430

Total liabilities and shareholders’ equity	$25,465,923		$21,061,100

Net earning assets	$3,262,377		$2,822,204

Net interest income (fully taxable equivalent)	$631,862		$600,752
Less: fully taxable equivalent adjustments	(4,319)		(3,797)

Net interest income	$627,543		$596,955

Net interest rate spread (fully taxable equivalent)		3.40%		3.75%
Net interest margin (fully taxable equivalent)		3.67%		4.14%

(1)	Loans and leases include portfolio loans and leases, loans held for sale and nonperforming loans.

Banknorth Group, Inc. and Subsidiaries
Asset Quality (unaudited)
(Dollars in thousands)

	9/30/03	6/30/03	3/31/03	12/31/02	9/30/02

Non-performing Assets:

Residential real estate mortgages	$9,135	$9,827	$9,828	$5,781	$6,733
Commercial real estate mortgages	27,069	19,139	22,990	17,649	16,762
Commercial business loans and leases	22,857	24,577	38,562	32,693	33,014
Consumer loans and leases	7,664	7,192	7,457	9,194	8,364

Total non-performing loans	66,725	60,735	78,837	65,317	64,873

Other non-performing assets (net)	3,632	3,725	3,817	3,636	3,899

Total non-performing assets	$70,357	$64,460	$82,654	$68,953	$68,772

Allowance for loan and lease losses	$229,581	$227,240	$226,677	$208,273	$201,689

Net loan charge-offs:
Real estate mortgages	$58	$31	$33	($274)	($9)
Commercial real estate mortgages	(269)	(474)	(272)	389	(70)

Total real estate	(211)	(443)	(239)	115	(79)
Commercial business loans and leases	518	4,468	2,516	2,432	5,596
Consumer loans and leases	7,852	5,913	6,566	6,670	4,889

Total net charge-offs	$8,159	$9,938	$8,843	$9,217	$10,406

Ratios:

Allowance for loan and lease losses to total loans and leases	1.44%	1.44%	1.46%	1.48%	1.47%
Allowance for loan and lease losses to non-performing loans	344.07%	374.15%	287.53%	318.87%	310.90%
Non-performing loans to total loans and leases	0.42%	0.39%	0.51%	0.46%	0.47%
Non-performing assets to total assets	0.27%	0.25%	0.31%	0.29%	0.31%
Net charge-offs to average loans — QTD (1)	0.20%	0.25%	0.24%	0.27%	0.31%
Net charge-offs to average loans — YTD (1)	0.23%	0.25%	0.24%	0.29%	0.30%

(1)	Annualized

Banknorth Group, Inc. and Subsidiaries
CONSOLIDATED STATEMENTS OF EARNINGS (Unaudited)

(In thousands, except per share data)	Three Months Ended

	9/30/03	6/30/03	3/31/03	12/31/02	9/30/02

Interest and dividend income	$290,750	$302,478	$309,327	$306,569	$313,157
Interest expense	80,918	90,904	103,190	107,006	112,161

Net interest income	209,832	211,574	206,137	199,563	200,996
Provision for loan and lease losses	10,500	10,500	10,901	10,829	10,829

Net interest income after provision for loan and lease losses	199,332	201,074	195,236	188,734	190,167

Noninterest income:
Deposit services	25,167	23,747	22,526	22,427	20,816
Insurance brokerage commissions	10,930	10,948	12,357	12,554	11,670
Merchant and electronic banking income, net	11,115	11,098	9,021	10,376	10,108
Trust and investment management services	8,178	7,957	7,351	7,866	7,791
Bank owned life insurance	5,785	5,826	5,342	5,525	5,107
Investment planning services	3,761	3,911	3,256	3,120	2,770
Net gains on sales of securities	3,573	33,423	2,782	6,705	208
Other noninterest income	20,147	18,918	15,603	15,868	7,035

	88,656	115,828	78,238	84,441	65,505

Noninterest expense:
Salaries and employee benefits	82,230	82,248	80,693	80,622	79,718
Occupancy and equipment expense	26,188	27,579	26,159	25,733	22,701
Data processing	10,466	10,415	10,178	10,514	9,763
Advertising and marketing	5,553	5,957	5,060	4,723	4,301
Amortization of goodwill	—	—	—	—	—
Amortization of identifiable intangible assets	2,320	2,306	1,997	2,070	1,684
Merger and consolidation costs (1)	808	1,530	4,450	3,258	2,168
Write-off of branch automation project (2)	—	—	—	6,170	—
Prepayment penalties on borrowings	—	30,490	—	—	—
Other noninterest expense	24,082	23,514	21,371	25,036	21,242

	151,647	184,039	149,908	158,126	141,577

Income before income tax expense	136,341	132,863	123,566	115,049	114,095
Income tax expense	46,063	45,338	42,173	37,911	37,233

Net Income	$90,278	$87,525	$81,393	$77,138	$76,862

Weighted average shares outstanding:
Basic	161,517	162,312	157,667	148,226	148,099
Diluted	164,446	164,559	159,328	149,389	149,662
Earnings per share:
Basic	$0.56	$0.54	$0.52	$0.52	$0.52
Diluted	$0.55	$0.53	$0.51	$0.52	$0.51

(1) Merger and consolidation costs on a net
of tax basis:	$525	$996	$2,899	$2,125	$1,410
Per diluted share:	$0.00	$0.01	$0.02	$0.01	$0.01

(2) Represents previously capitalized costs written off in connection with the abandonment of a project to upgrade all teller stations and CSR desktops.

Banknorth Group, Inc. and Subsidiaries
SELECTED FINANCIAL HIGHLIGHTS (Unaudited)

(In thousands, except per share data)	Three Months Ended

	9/30/03	6/30/03	3/31/03	12/31/02	9/30/02

Net interest income	$209,832	$211,574	$206,137	$199,563	$200,996
Net income	$90,278	$87,525	$81,393	$77,138	$76,862
Shares outstanding (end of period)	161,543	160,843	163,881	150,579	147,937
Weighted average shares outstanding:
Basic	161,517	162,312	157,667	148,226	148,099
Diluted	164,446	164,559	159,328	149,389	149,662
Earnings per share:
Basic	$0.56	$0.54	$0.52	$0.52	$0.52
Diluted	$0.55	$0.53	$0.51	$0.52	$0.51
Shareholders’ equity, (end of period)	$2,475,580	$2,463,751	$2,498,194	$2,063,485	$1,924,158
Book value per share, (end of period)	$15.32	$15.32	$15.24	$13.70	$13.01
Tangible book value per share, (end of period)	$8.32	$8.28	$8.31	$9.09	$8.94

RATIOS & OTHER INFORMATION:

Net interest margin (net interest income as a % of average earning assets) (1)	3.63%	3.71%	3.66%	3.86%	4.03%
Net interest spread (yield on earning assets minus yield on interest-bearing liabilities) (1)	3.39%	3.45%	3.37%	3.50%	3.64%
Return on average assets	1.39%	1.38%	1.32%	1.35%	1.40%
Return on average equity	14.85%	14.24%	14.26%	15.75%	16.25%
Noninterest income as a percent of total income (2)	28.85%	28.03%	26.80%	28.03%	24.52%

At period end:
Tier 1 leverage capital ratio	6.56%	6.36%	6.53%	7.13%	7.21%
Tangible equity/tangible assets	5.46%	5.41%	5.42%	6.02%	6.03%
Total risk based capital ratio	11.30%	10.99%	11.20%	12.15%	12.28%

Non-performing loans	$66,725	$60,735	$78,837	$65,317	$64,873
Total non-performing assets	$70,357	$64,460	$82,654	$68,952	$68,772
Non-performing loans as a % of total loans	0.42%	0.39%	0.51%	0.46%	0.47%
Non-performing assets as a % of total assets	0.27%	0.25%	0.31%	0.29%	0.31%

Full service banking offices	357	357	360	326	321
EARNINGS AND RATIOS EXCLUDING CERTAIN ITEMS (Non-GAAP Financial Information):
Non-interest expense (3)	$150,839	$152,018	$145,458	$154,868	$139,409

Return on average assets (4)	1.40%	1.39%	1.36%	1.39%	1.42%
Cash return on average tangible assets (4) (5)	1.48%	1.48%	1.44%	1.45%	1.48%

Return on average equity (4)	14.93%	14.40%	14.77%	16.18%	16.55%
Cash return on average tangible equity (4) (5)	28.63%	27.15%	24.76%	23.84%	23.24%

Efficiency ratio (6)	51.15%	51.71%	51.66%	55.85%	52.35%
Cash efficiency ratio (7)	50.36%	50.93%	50.95%	55.10%	51.72%

(1)	Adjusted to fully taxable equivalent basis.

(2)	Excludes securities gains/(losses).

(3)	Excludes pre-tax merger and consolidation costs and prepayment penalties on borrowings.

(4)	Excludes merger and consolidation costs, net of related tax benefits.

(5)	Cash ratios reflect an adjustment to add back the amortization of intangible assets, net of related tax benefits.

(6)	Excludes securities gains/(losses), prepayment penalties on borrowings, and merger and consolidation costs.

(7)	Excludes securities gains/(losses), prepayment penalties on borrowings, merger and consolidation costs, and amortization of intangible assets.

Banknorth Group, Inc. and Subsidiaries
Reconciliation Table — Non-GAAP Financial Information (Unaudited)

(In thousands, except per share data)	Three Months Ended

	9/30/2003	6/30/2003	3/31/2003	12/31/2002	9/30/2002

Net income (including merger and consolidation costs)	$90,278	$87,525	$81,393	$77,138	$76,862
Add back merger and consolidation costs, net of tax
Merger related	525	1,396	2,927	2,125	1,271
Charter consolidation	—	—	—	—	110
Branch closings	—		(28)	—	29
Revise auto lease residual charge	—	(400)	—	—	—

Excluding merger and consolidation costs	90,803	88,521	84,292	79,263	78,272
Amortization of intangibles, net of tax	1,508	1,499	1,298	1,346	1,094

Cash basis, excluding merger and consolidation costs	$92,311	$90,020	$85,590	$80,609	$79,366

Basic earnings per share	$0.56	$0.54	$0.52	$0.52	$0.52
Effects of merger and consolidation costs, net of tax	—	0.01	0.01	0.01	0.01

Excluding merger and consolidation costs	0.56	0.55	0.53	0.53	0.53
Effects of amortization of intangibles, net of tax	0.01	—	0.01	0.01	0.01

Cash basis, excluding merger and consolidation costs	$0.57	$0.55	$0.54	$0.54	$0.54

Diluted earnings per share	$0.55	$0.53	$0.51	$0.52	$0.51
Effects of merger and consolidation costs, net of tax	—	0.01	0.02	0.01	0.01

Excluding merger and consolidation costs	0.55	0.54	0.53	0.53	0.52
Effects of amortization of intangibles, net of tax	0.01	0.01	0.01	0.01	0.01

Cash basis, excluding merger and consolidation costs	$0.56	$0.55	$0.54	$0.54	$0.53

Return on average assets	1.39%	1.38%	1.32%	1.35%	1.40%
Effects of merger and consolidation costs, net of tax	0.01%	0.01%	0.04%	0.04%	0.02%

Excluding merger and consolidation costs	1.40%	1.39%	1.36%	1.39%	1.42%
Effects of amortization of intangibles, net of tax	0.08%	0.09%	0.08%	0.06%	0.06%

Cash basis, excluding merger and consolidation costs	1.48%	1.48%	1.44%	1.45%	1.48%

Return on average equity	14.85%	14.24%	14.26%	15.75%	16.25%
Effects of merger and consolidation costs, net of tax	0.08%	0.16%	0.51%	0.43%	0.30%

Excluding merger and consolidation costs	14.93%	14.40%	14.77%	16.18%	16.55%
Effects of amortization of intangibles, net of tax	13.70%	12.75%	9.99%	7.66%	6.69%

Cash basis, excluding merger and consolidation costs	28.63%	27.15%	24.76%	23.84%	23.24%

Efficiency ratio	50.80%	56.21%	52.71%	55.68%	53.12%
Effects of securities gains and prepayment penalties on borrowings	0.62%	-3.98%	0.53%	1.34%	0.05%
Effects of merger and consolidation costs	-0.27%	-0.52%	-1.58%	-1.17%	-0.82%

Excluding securities gains, prepayment penalties on borrowings, and merger and consolidation costs	51.15%	51.71%	51.66%	55.85%	52.35%
Effects of amortization of intangibles	-0.79%	-0.78%	-0.71%	-0.75%	-0.63%

Cash basis, excluding securities gains, prepayment penalties on borrowings, and merger and consolidation costs	50.36%	50.93%	50.95%	55.10%	51.72%